                                                                    EXHIBIT 99.1

                            T.A. BEACH CORPORATION

                           FINANCIAL STATEMENTS AND

                           SUPPLEMENTARY INFORMATION

                     YEARS ENDED AUGUST 31, 1998 AND 1997

                               TABLE OF CONTENTS

                                                                           Page
INDEPENDENT AUDITORS' REPORT                                                  1

FINANCIAL STATEMENTS


  Balance sheets                                                              2
  Statements of income                                                        3
  Statements of retained earnings                                             4
  Statements of cash flows                                                    5
  Notes to financial statements                                          6 - 13


SUPPLEMENTARY INFORMATION

  Income statement detail
    General and administrative expenses                                      14
    Completed construction contracts and contract summary                    15
    Uncompleted construction contracts                                       16
  Uncompleted contract status report                                         17

                         INDEPENDENT AUDITORS' REPORT



To the Board of Directors
T.A. Beach Corporation
Rockville, Maryland


     We have audited the accompanying balance sheets of T.A. Beach Corporation as of August 31, 1998 and 1997 and the related statements of income, retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of T.A. Beach Corporation as of August 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

     Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Gaithersburg, Maryland
November 13, 1998

                             T.A BEACH CORPORATION

                                BALANCE SHEETS
                           August 31, 1998 and 1997

          ASSETS                                       1998           1997
CURRENT ASSETS
 Cash and cash equivalents                         $ 2,122,144   $   518,284
 Short-term investments                                 80,244             -
 Contract receivables                                6,191,684     2,900,336
 Other receivables                                       7,341         2,852
 Due from officer                                          683        43,384
 Recoverable income taxes                               14,993         4,128
 Costs and estimated earnings in excess
  of billings on uncompleted contracts                 408,413       272,302
 Inventories, at lower of cost (first-in,
  first-out method) or market                           26,525        26,525
 Deferred income taxes, current portion                 64,478        42,062
 Prepaid expenses                                       15,556        15,397
                                                   -----------   -----------
          Total current assets                       8,932,061     3,825,270
                                                   -----------   -----------


PROPERTY AND EQUIPMENT, at cost
 Office furniture                                       78,058        78,058
 Automotive equipment                                  492,876       297,624
 Office equipment                                      287,336       285,236
 Tools and equipment                                   136,299       133,821
 Leasehold improvements                                158,945       156,367
                                                   -----------   -----------
                                                     1,153,514       951,106
 Accumulated depreciation and amortization            (778,001)     (725,243)
                                                   -----------   -----------
                                                       375,513       225,863
                                                   -----------   -----------
OTHER ASSETS
 Cash surrender value of officer's life insurance      119,749       104,268
 Deposits                                               13,806        13,806
                                                   -----------   -----------
                                                       133,555       118,074
                                                   -----------   -----------

          Total assets                             $ 9,441,129   $ 4,169,207
                                                   ===========   ===========

  LIABILITIES AND STOCKHOLDERS' EQUITY                             1998          1997
CURRENT LIABILITIES
 Liability under capital leases, current portion              $   40,700    $   33,208
 Long-term debt, current portion                                 306,733             -
 Accounts payable                                              4,749,472     1,561,326
 Accrued liabilities                                             710,872       312,529
 Billings in excess of costs and estimated earnings
  on uncompleted contracts                                     2,319,373       752,375
 Estimated loss on uncompleted contracts                           1,003         7,309
                                                              ----------    ----------

     Total current liabilities                                 8,128,153     2,666,747

LONG-TERM DEBT, less current maturities                          154,909       365,000

DEFERRED INCOME TAXES, long-term portion                          10,661         7,829

LIABILITY UNDER CAPITAL LEASES, noncurrent portion                71,838        91,514
                                                              ----------    ----------

     Total liabilities                                         8,365,561     3,131,090
                                                              ----------    ----------
STOCKHOLDERS'EQUITY
 Common stock no par value; authorized, issued and
  outstanding 500 shares                                          10,000        10,000
 Retained earnings                                             1,065,568     1,028,117
                                                              ----------    ----------
     Total stockholders' equity                                1,075,568     1,038,117
                                                              ----------    ----------



   Total liabilities and stockholders' equity                 $9,441,129    $4,169,207
                                                              ==========    ==========

  The Notes to Financial Statements are an integral part of these statements.

                            T.A. BEACH CORPORATION

                             STATEMENTS OF INCOME
                     Years Ended August 31, 1998 and 1997

                                                         1998          1997
Earned revenue                                       $20,559,611   $16,623,977

Cost of earned revenue                                18,613,537    15,209,863
                                                     -----------   -----------

       Gross profit                                    1,946,074     1,414,114

General and administrative expenses                    1,880,398     1,337,121
                                                     -----------   -----------

       Operating income                                   65,676        76,993

Other income (expense), net, including interest
 expense 1998 $59,550; 1997 $29,943                      (27,406)       35,664
                                                     -----------   -----------

       Income before taxes on income                      38,270       112,657

Income tax expense                                           819        38,958
                                                     -----------   -----------

       Net income                                    $    37,451   $    73,699
                                                     ===========   ===========


  The Notes to Financial Statements are an integral part on these statements.

                            T.A. BEACH CORPORATION

                        STATEMENTS OF RETAINED EARNINGS
                     YEARS ENDED AUGUST 31, 1998 AND 1997


                                              1998            1997

Balance, beginning of year                $ 1,028,117     $   954,418
     Net income                                37,451          73,699
                                          -----------     -----------
Balance, end of year                      $ 1,065,568     $ 1,028,117
                                          ===========     ===========


  The Notes to Financial Statements are an integral part of these statements.

                            T.A. BEACH CORPORATION

                           STATEMENTS OF CASH FLOWS
                     Years Ended August 31, 1998 and 1997

                                                                               1998                 1997
Cash flows from operating activities:
  Net Income                                                              $    37,451          $    73,699
  Adjustments to reconcile net income to net cash
     provided by (used in) operating activities:
     Depreciation and amortization                                            103,771               56,862
     Deferred income taxes                                                    (19,584)              (4,040)
     (Gain) loss on sale of fixed assets                                        1,496                  (99)
  (Increase) decrease in:
     Contract receivables                                                  (3,291,348)             124,845
     Other receivables                                                         (4,489)              65,237
     Due from officer                                                          42,701              (23,590)
     Recoverable income taxes                                                 (10,865)               6,651
     Inventories                                                                    -                3,475
     Prepaid expenses                                                            (159)             (15,397)
     Costs and estimated earnings in excess of
        billings on uncompleted contracts                                    (136,111)            (234,862)
     Cash surrender value of officer's life insurance                         (15,481)             (15,784)
  Increase (decrease) in:
     Accounts payable                                                       3,188,146           (1,360,831)
     Retentions payable                                                             -             (391,157)
     Accrued liabilities                                                      398,343              124,150
     Estimated loss on uncompleted contracts                                   (6,306)               4,358
     Billings in excess of costs and estimated
         earnings on uncompleted contracts                                  1,566,998             (732,747)
                                                                          -----------          -----------
              Net cash provided by (used in) operating activities           1,854,563           (2,319,230)
                                                                          -----------          -----------

Cash flows from investing activities:
     Capital expenditures                                                      (7,160)             (23,410)
     Proceeds on sale of fixed assets                                             500                  100
                                                                          -----------          -----------
              Net cash used in investing activities                            (6,660)             (23,310)
                                                                          -----------          -----------

Cash flows from financing activities:
    Principal payments on capital lease obligations                           (38,612)             (24,121)
    Principle payments on notes payable                                      (125,186)                   -
    Purchase of short-term investments                                        (80,245)                   -
                                                                          -----------          -----------
              Net cash used in financing activities                          (244,043)             (24,121)
                                                                          -----------          -----------

Net increase (decrease) in cash and cash equivalents                        1,603,860           (2,366,661)

Cash and cash equivalents, beginning of year                                  518,284            2,884,945
                                                                          -----------          -----------

Cash and cash equivalents, end of year                                    $ 2,122,144          $   518,284
                                                                          ===========          ===========

  The Notes to Financial Statements are an integral part of these statements.

                         NOTES TO FINANCIAL STATEMENTS


Note 1.   Summary of Significant Accounting Policies

          The accounting policies relative to the carrying value of property and equipment and inventories are indicated in the captions on the balance sheets.

          Other significant accounting policies are as follows:

           Nature of Operations

               T.A. Beach Corporation is an electrical contractor with substantially all of its revenue derived from customers located in the Metropolitan Washington D.C. area.

           Use of Estimates in Financial Statements

               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

           Revenue and Cost Recognition

               The Company recognizes revenues from construction contracts on the percentage-of-completion method, measured by the percentage of cost incurred to date to estimated total cost for each contract. That method is used because management considers total cost to be the best available measure of progress on the contracts. Because of the inherent uncertainties in estimating costs, it is at least reasonably possible that the estimates used will change within the near term. Revenue for time and material contracts is recognized in the period the work is performed.

               Contract costs include all direct material and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, repairs, and depreciation. General and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability may result in revisions to costs and income, which are recognized in the period in which the revisions are determined. Changes in estimated job profitability resulting from job performance, job conditions, contract penalty provisions, claims, change orders, and settlements, are accounted for as changes in estimates in the current period.

                         NOTES TO FINANCIAL STATEMENTS

           Depreciation and Amortization

               Property and equipment are depreciated over their estimated useful lives of three to ten years using straight-line and accelerated methods. Leasehold improvements are amortized over their estimated useful lives of ten to thirty-nine years using the straight-line method.

           Income Taxes

               Deferred income taxes have been provided on the differences between the carrying values of contract receivables, accrued liabilities, estimated loss on uncompleted contracts and property and equipment on the financial statements and the income tax returns.

           Cash and Cash Equivalents

               The Company considers all highly liquid investments with a maturity of three months or less at the date of acquisition to be cash equivalents.

           Operating Cycle

               The length of the Company's contracts varies, but is typically less than three years. Assets and liabilities related to long-term contracts are included in current assets and current liabilities in the accompanying balance sheets as they will be liquidated in the normal course of contract completion.

           Leases

               Leases which meet certain criteria are classified as capital leases. Assets and liabilities under capital leases are recorded at the lower of the present value of the minimum lease payments or the fair value of the asset. These assets are amortized over their estimated useful lives. Interest expense relating to the lease liabilities is recorded to effect constant rates of interest over the terms of leases.

           Advertising

               The Company follows the policy of charging the costs of advertising to expense as incurred. Advertising expense was $3,101 and $1,815 for the years ended December 31, 1998 and 1997, respectively.

                         NOTES TO FINANCIAL STATEMENTS


Note 2.   Short-term Investments

          Short-term investments consist of tax-free mutual funds purchased during the year ended August 31, 1998. No unrealized gain or loss has been recorded as of August 31, 1998 because the cost of the investments approximates market value.

Note 3.   Contract Receivables

          Contract receivables at August 31, 1998 and 1997 are as follows:


                                                  1998          1997
          Completed contracts                 $  881,548    $  451,650
          Uncompleted contracts                3,559,421     1,721,432
          Retentions                           1,820,715       759,254
                                              ----------    ----------
                                               6,261,684     2,932,336
          Allowance for doubtful accounts        (70,000)      (32,000)
                                              ----------    ----------
                                              $6,191,684    $2,900,336


          Contract receivables at August 31, 1998 and 1997 includes $962,593 and $123,232 billed on unapproved change orders, respectively.


Note 4.   Costs and Estimated Earnings on Uncompleted Contracts

          The following is a summary of costs and estimated earnings on uncompleted contracts at August 31, 1998 and 1997:

                                                        1998             1997
          Costs incurred on uncompleted contracts $ 19,101,867     $ 18,966,327
          Earned profits                             1,627,079        1,326,335
                                                  ------------     ------------
                                                    20,728,946       20,292,662
          Billings to date                         (22,640,909)     (20,780,044)
                                                  ------------     ------------
                                                  $ (1,911,963)    $   (487,382)
                                                  ============     ============

          The above is included in the accompanying balance sheets under the following captions:

                                                        1998             1997

          Costs and estimated earnings in excess
            of billings on uncompleted contracts    $   408,413    $    272,302
          Billings in excess of costs and
            estimated earnings on uncompleted
            contracts                                (2,319,373)       (752,375)
          Estimated loss on uncompleted contracts        (1,003)         (7,309)
                                                   ------------    ------------
                                                   $ (1,911,963)   $   (487,382)
                                                   ============    ============

                         NOTES TO FINANCIAL STATEMENTS

Note 5.   Long-Term Debt

          Long-term debt at August 31, 1998 and 1997 consists of the following:

                                                       1998          1997

          Note payable to principal stockholder,
           secured by all assets of the Company
           and subordinated to bonding company,
           interest at 6%, interest only payments
           of $3,750 per quarter, entire balance
           paid on November 13, 1998 in connection
           with sale of Company. See Note 14.        $ 250,000      $250,000

          Note payable to principal stockholder,
           unsecured, subordinated to bonding
           company, interest at 6%, entire balance
           paid on August 31, 1998                           -       115,000

          Secured automobile loans, aggregate
           monthly payments of $5,753,
           including interest at rates ranging
           from .90% to 9.50%                          211,642             -
                                                     ---------      --------

                                                       461,642       365,000
          Current maturities                          (306,733)            -
                                                     ---------      --------
                                                     $ 154,909      $365,000
                                                     =========      ========

          Principal payments required under long-term debt obligations are as follows:

                    1999                             $  306,733
                    2000                                 61,333
                    2001                                 58,563
                    2002                                 28,187
                    Later                                 6,826
                                                       --------
                                                     $  461,642
                                                       ========

Note 6.   Operating Leases and Other Related Party Transactions

          The Company leases office space owned by its principal stockholder under an agreement expiring August 1, 2002. The Company paid rent to its stockholder in the amount of $165,672 for both 1998 and 1997.

                         NOTES TO FINANCIAL STATEMENTS

          The following is a schedule by years of future minimum lease payments:


               Year Ending August 31,
                    1999                               $165,672
                    2000                                165,672
                    2001                                165,672
                    2002                                151,866
                                                       --------
                                                       $648,882
                                                       ========

          As described in Note 5, the Company owes the principal stockholder $250,000. The Company paid interest to the principal stockholder of $21,900 during the years ended August 31, 1998 and 1997.

          The principal stockholder guarantees bank and surety lines of credit for the Company.

Note 7.   Line of Credit

          The Company had an approved unsecured line of credit for $750,000 with Crestar Bank which was closed November 12, 1998. The line of credit was payable upon demand, bore an interest rate of prime, and was fully guaranteed by the principal stockholder. The Company had no drawings on the line at August 31, 1998 and 1997.

Note 8.   Income Tax Matters

          The components of the income tax expense for the years ended August 31, 1998 and 1997 are as follows:

                                                     1998       1997

          Current:
           Federal                                $ 15,130    $34,567
           State                                     5,273      8,431
          Deferred:
           Federal                                 (16,467)    (3,537)
           State                                    (3,117)      (503)
                                                  --------    -------
                                                  $    819    $38,958
                                                  ========    =======

                         NOTES TO FINANCIAL STATEMENTS

Note 9.   Pension Plan

          The Company maintains a Simplified Employee Pension Plan under Section 408(k) of the Internal Revenue Code. The plan covers all non-union employees who have attained age 21 and have completed 3 years of service. Participants are allowed voluntary tax deferred salary reductions, and Company contributions are at the discretion of the Board of Directors. The Company did not make any contributions to the plan for the years ended August 31, 1998 and 1997.

Note 10.  Concentrations of Credit Risk

          Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of temporary cash investments and contract receivables. The Company places its temporary cash investments with financial institutions. The balances are insured by the Federal Deposit Insurance Corporation up to $100,000 at each institution. At August 31, 1998 and 1997 the Company's uninsured balances total $2,519,202 and $576,602, respectively. Concentrations of credit risk with respect to contract receivables result from the fact that the majority of the Company's customers are located in the Washington D.C. Metropolitan area and are construction contractors.

Note 11.  Supplemental Disclosures of Cash Flows Information

                                                       1998      1997

           Cash paid during the year for:

            Interest                                 $59,550   $29,943
                                                     -------   -------
            Income Taxes                             $37,980   $37,349
                                                     -------   -------

          The Company acquired fixed assets of $255,418 and $172,253 during the years ended August 31, 1998 and 1997. In conjunction with these acquisitions, long-term debt and capital lease obligations were incurred as follows:

                                                       1998       1997


            Fixed assets acquired                    $255,418    $172,253
            Cash paid                                  (7,160)    (23,410)
                                                     --------    --------
            Long-term debt and capital
             lease obligations incurred              $248,258    $148,843
                                                     ========    ========

                         NOTES TO FINANCIAL STATEMENTS


Note 12.  Capital Lease Obligations

          Capitalized leased property has been included in the balance sheets under the following categories at August 31, 1998 and 1997:

                                                          1998        1997


          Automotive equipment                          $146,201    $119,773
          Leasehold improvements                          29,070      29,070
          Accumulated depreciation and amortization      (47,349)    (17,404)
                                                        --------    --------
                                                        $127,922    $131,439
                                                        ========    ========

          The following is a schedule by year of future minimum lease payments under capital leases together with the present value of net minimum lease payments as of August 31, 1998:

               Year ending August 31,
                    1999                                $ 50,582
                    2000                                  48,564
                    2001                                  26,458
                    2002                                   3,898
                                                        --------
          Total minimum lease payments                   129,502
               Amount representing interest              (16,964)
                                                        --------
          Present value of net minimum lease payments    112,538
               Current portion                           (40,700)
                                                        --------
                                                        $ 71,838
                                                        ========

Note 13.  Backlog

          The following schedule shows a reconciliation of backlog representing the amount of revenue the Company expects to realize from work to be performed on uncompleted contracts at August 31, 1998 and from contractual agreements on which work has not yet begun.


          Balance, beginning of year                     $  8,377,538
            Contract adjustments                            3,987,886
            New contracts, year ended August 31, 1998      28,155,141
                                                         ------------
                                                           40,520,565

            Contract revenue earned, year ended
             August 31, 1998                              (20,559,611)
                                                         ------------
            Balance, end of year                         $ 19,960,954
                                                         ============

                         NOTES TO FINANCIAL STATEMENTS


Note 14.  Subsequent Event

          On November 13, 1998, the Company entered into a definitive agreement with American Residential Services, Inc. pursuant to which all outstanding shares of the Company's common stock were exchanged for cash and shares of American Residential Services, Inc. stock. As part of this agreement, the majority shareholder as of August 31, 1998 purchased a life insurance policy from the Company. The policy had a cash surrender value of $119,749 and $104,268 as of August 31, 1998, and 1997, respectively.

                           SUPPLEMENTARY INFORMATION

                            INCOME STATEMENT DETAIL

                                                                              Years Ended August 31,
GENERAL AND ADMINISTRATIVE EXPENSES                                        1998                    1997
  Union expense                                                        $ 1,046,206             $   873,343
  Office salaries                                                          810,056                 742,881
  Officers' salaries                                                       760,757                 330,757
  Taxes, payroll                                                           585,038                 479,928
  Insurance                                                                310,274                 253,532
  Rent                                                                     165,672                 165,672
  Auto expense                                                             135,278                 151,359
  Depreciation and amortization                                            103,771                  56,862
  Bad debts                                                                 81,238                   4,361
  Accounting and legal                                                      59,607                  24,181
  Office expense                                                            49,343                  45,799
  Tools and hardware                                                        45,711                  40,639
  Telephone                                                                 37,657                  27,955
  Warranty expense                                                          22,000                       -
  Utilities                                                                 17,209                  18,198
  Educational expense                                                       12,618                   6,287
  Dues and subscriptions                                                     9,782                  11,056
  Travel                                                                     8,984                   5,898
  Licenses                                                                   7,520                   7,131
  Tool and equipment repair                                                  6,877                   8,969
  Taxes, other                                                               6,616                   3,968
  Penalties and fines                                                        5,971                   1,733
  Paging service                                                             3,606                   3,370
  Entertainment                                                              3,491                   6,572
  Officer's life insurance                                                   3,480                   2,157
  Postage                                                                    3,300                   2,659
  Advertising                                                                3,101                   1,815
  Contributions                                                              2,570                   4,720
  Bank charges                                                                 546                     303
  Miscellaneous                                                                139                     864
  Overhead applied to cost of earned revenue                            (2,428,020)             (1,945,848)
                                                                    --------------         ---------------
                                                                       $ 1,880,398             $ 1,337,121
                                                                    ==============         ===============


                       SEE INDEPENDENT AUDITORS' REPORT

                            INCOME STATEMENT DETAIL
                                August 31, 1998

COMPLETED CONSTRUCTION CONTRACTS
                                                           Total                             Year Ended August 31, 1998
                                        -------------------------------------------   ----------------------------------------
                                                          Cost of                                       Cost of
                                           Earned          Earned         Profit        Earned          Earned        Profit
  Job #        Job Description            Revenue         Revenue         (Loss)       Revenue          Revenue       (Loss)
                                        ------------    ------------    -----------   -----------     -----------   -----------
  1915     Census Bureau                 $ 7,774,274     $ 7,215,405     $  558,869   $    18,666     $    39,980   $  (21,314)
  1916     UMCP - Campus Rec. Center       4,274,341       4,077,286        197,055       523,621         505,087       18,534
  1931     Mt. Clare Kitchen                  47,047          38,272          8,775        47,047          38,272        8,775
  1933     UM/Conference Rooms                89,056          61,094         27,962        89,056          61,094       27,962
  3679     Mt. Vernon Hospital             1,776,196       1,606,251        169,945       156,194         148,527        7,667
  3689     ARTCC                             844,356         694,399        149,957        98,169          80,952       17,217
  3693     Merrifield Post Office            107,974          83,502         24,472       107,974          83,502       24,472
  3700     Freedom Forum - Classroom          93,879         110,832        (16,953)       18,828          15,782        3,046
  3701     Freedom Forum - Penthouse          46,681          64,482        (17,801)       16,291          21,092       (4,801)
  3702     Crystal Mall 4 - Lobby             35,000          34,965             35         3,365           6,041       (2,676)
  3703     Crystal House One                 112,193          97,104         15,089        25,595          17,042        8,553
  3707     Mall 3, 5th floor                  95,456          72,803         22,653        87,423          65,622       21,801
  3708     PTO - CRY OB#2                     55,549          45,003         10,546        53,762          43,380       10,382
  3709     Mall 2, 1st floor                  38,328          27,736         10,592        36,756          26,381       10,375
  3710     Global Network                     37,200          30,018          7,182        37,200          30,018        7,182
  3711     Gateway 3                          34,129          19,858         14,271        34,129          19,858       14,271
  3715     Mall 3, Gateway 3                  62,500          37,097         25,403        62,500          37,097       25,403
  3716     CIO Renov Phase 2                  32,235          25,051          7,184        32,235          25,051        7,184
  3720     Cry Mall 2                         42,668          35,262          7,406        42,668          35,262        7,406
  3724     Patent Corp                        34,420          31,657          2,763        34,420          31,657        2,763
  7285     10 G Str                        1,229,107       1,176,666         52,441        12,155           9,264        2,891
  7288     1156 15th Street                  424,721         452,243        (27,522)       25,132          23,654        1,478
  7292     Madison Hotel & Office Bldg       969,440         947,972         21,468       111,897         126,650      (14,753)
  7308     Medpac                             51,814          47,477          4,337        51,814          47,477        4,337
  7311     Winstar Antennas                   25,533          20,830          4,703        25,533          20,830        4,703
  7314     NDI Expansion                      28,097          26,641          1,456        28,097          26,641        1,456
  7319     John Shefferman, DDS               29,491          31,931         (2,440)       29,491          31,931       (2,440)
  7321     DOS - Task Force                   42,889          32,897          9,992        42,889          32,897        9,992
           Miscellaneous small jobs          439,323         331,373        107,950       414,774         309,707      105,067
                                        ------------    ------------    -----------   -----------     -----------   ----------
                                         $18,873,897     $17,476,107     $1,397,790   $ 2,267,681     $ 1,960,748   $  306,933
                                        ============    ============    ===========   ===========     ===========   ==========

           CONTRACT SUMMARY

           Completed Contracts           $18,873,897     $17,476,107     $1,397,790   $ 2,267,681     $ 1,960,748   $  306,933
           Uncompleted Contracts          20,728,946      19,101,867      1,627,079    17,042,500      15,650,898    1,391,602
           Service                         1,249,430       1,001,891        247,539     1,249,430       1,001,891      247,539
                                        ------------    ------------    -----------   -----------     -----------   ----------
                                         $40,852,273     $37,579,865     $3,272,408   $20,559,611     $18,613,537   $1,946,074
                                        ============    ============    ===========   ===========     ===========   ==========

                       SEE INDEPENDENT AUDITORS' REPORT

                                                            INCOME STATEMENT DETAIL
                                                                August 31, 1998

UNCOMPLETED CONSTRUCTION CONTRACTS

                                                          Total                                Year Ended August 31, 1998
                                      ---------------------------------------------  --------------------------------------------
                                                          Cost of                                        Cost of
                                         Earned           Earned         Profit         Earned           Earned         Profit
Job #       Job Description              Revenue          Revenue        (Loss)         Revenue          Revenue        (Loss)
                                      -------------    -------------   ------------  -------------    -------------   -----------
1928  NIST                            $   1,318,750    $   1,284,463   $     34,287  $   1,318,750    $   1,284,462   $    34,288
1929  Parc Somerset                       2,380,845        2,222,824        158,021      2,380,845        2,222,824       158,021
1939  Newlands                              241,772          226,502         15,270        241,772          226,502        15,270
1941  NIH, Bldg 35                           13,433           10,611          2,822         13,433           10,611         2,822
1943  NIH, Bldg 37, Lab 2A01, 03, 05          8,913            7,738          1,175          8,914            7,738         1,176
1944  NIH, Bldg 37, Stor freezer              1,139              946            193          1,139              946           193
1945  NIH, Bldg 37, Lab 2B13                  6,915            5,074          1,841          6,915            5,073         1,842
1946  EDS                                     6,675            4,858          1,817          6,676            4,859         1,817
3688  Mt. Vernon High School              3,945,510        3,945,510              -      1,272,446        1,358,162       (85,716)
3704  Kent Street                         2,841,011        2,078,788        762,223      2,335,772        1,703,886       631,886
3712  Tysons II, Bldg E                   1,682,215        1,590,039         92,176      1,682,215        1,590,039        92,176
3714  DFAS                                  234,125          197,543         36,582        234,125          197,543        36,582
3721  Cry Mall 3, Lobby                      22,559           19,908          2,651         22,558           19,907         2,651
3726  Cry Mall 2, EPA                        25,787           21,567          4,220         25,787           21,567         4,220
3727  EPA, Mall 2                            19,233           16,467          2,766         19,233           16,467         2,766
3728  PTO/Cry Pk 1, 8th floor                33,354           29,628          3,726         33,353           29,627         3,726
7290  Hamilton Square                     1,068,097        1,030,481         37,616        986,673          952,054        34,619
7293  555 12th Street, NW                 2,145,678        2,180,678        (35,000)     1,833,939        1,880,982       (47,043)
7296  Smithsonian - Discovery Center      1,073,980        1,001,486         72,494        958,999          890,893        68,106
7313  Union Square                        3,574,686        3,156,678        418,008      3,574,686        3,156,678       418,008
7322  1717 Mass Ave                           5,323            4,758            565          5,323            4,759           564
7323  Orioles Retail Store                   36,003           29,307          6,696         36,003           29,307         6,696
7324  Charolie McBride                       11,792           10,542          1,250         11,793           10,543         1,250
7326  Eagle Legal Services                   31,151           25,471          5,680         31,151           25,469         5,682
                                      -------------    -------------   ------------  -------------    -------------   -----------
                                      $  20,728,946    $  19,101,867   $  1,627,079  $  17,042,500    $  15,650,898   $ 1,391,602
                                      =============    =============   ============  =============    =============   ===========

                       SEE INDEPENDENT AUDITORS' REPORT

                      UNCOMPLETED CONTRACT STATUS REPORT
                                August 31, 1998

                                                          Billings                      Revised
                                          Revised         To Date                      Estimated       Estimated      Estimated
                                          Contract       Including         Costs        Costs To         Total          Profit
Job#    Job Description                     Price         Retention        To Date      Complete         Costs          (Loss)
1928    NIST                             $10,000,000     $ 1,440,838     $ 1,284,463   $ 8,455,537    $ 9,740,000    $  260,000
1929    Parc Somerset                      4,520,000       2,364,087       2,222,824     1,997,176      4,220,000       300,000
1939    Newlands                           1,900,000         230,400         226,502     1,553,498      1,780,000       120,000
1941    NIH, Bldg 35                          23,800           8,449          10,611         8,189         18,800         5,000
1943    NIH, Bldg 37, Lab 2A01, 03, 05         9,100           8,465           7,738           162          7,900         1,200
1944    NIH, Bldg 37, Stor freezer            11,200               -             946         8,354          9,300         1,900
1945    NIH, Bldg 37, Lab 2B13                33,800               -           5,074        19,726         24,800         9,000
1946    EDS                                   33,800           9,600           4,858        19,742         24,600         9,200
3688    Mt. Vernon High School             4,210,000       3,762,477       3,945,510       264,490      4,210,000             -
3704    Kent Street                        4,100,000       3,751,307       2,078,788       921,212      3,000,000     1,100,000
3712    Tysons II, Bldg E                  2,555,000       1,824,597       1,590,039       824,961      2,415,000       140,000
3714    DFAS                                 320,000         288,427         197,543        72,457        270,000        50,000
3721    Cry Mall 3, Lobby                     43,400          28,202          19,908        18,392         38,300         5,100
3726    Cry Mall 2, EPA                       27,500          27,487          21,567         1,433         23,000         4,500
3727    EPA , Mall 2                          29,900          25,580          16,467         9,133         25,600         4,300
3728    PTO/Cry Pk 1, 8th floor               36,700          33,031          29,628         2,972         32,600         4,100
7290    Hamilton Square                    2,300,000         922,734       1,030,481     1,188,519      2,219,000        81,000
7293    555 12th Street, NW                2,210,000       2,167,345       2,180,678        64,322      2,245,000       (35,000)
7296    Smithsonian - Discovery Center     2,000,000       1,531,987       1,001,486       863,514      1,865,000       135,000
7313    Union Square                       6,200,000       4,165,860       3,156,678     2,318,322      5,475,000       725,000
7322    1717 Mass Ave                          6,600           5,935           4,758         1,142          5,900           700
7323    Orioles Retail Store                  37,100          29,076          29,307           893         30,200         6,900
7324    Charlie McBride                       15,100          15,025          10,542         2,958         13,500         1,600
7325    City First Bank of DC                 19,200               -               -        16,600         16,600         2,600
7326    Eagle Legal Services                  47,700               -          25,471        13,529         39,000         8,700
                                        ------------     -----------     -----------   -----------    -----------    ----------

                                         $40,689,900     $22,640,909     $19,101,867   $18,647,233    $37,749,100    $2,940,800
                                        ============     ===========     ===========   ===========    ===========    ==========

                                                                                            Costs &       Billings
                                                                                           Estimated      In Excess     Estimated
                                                             Earned         Recorded       Earnings       Of Costs       Loss On
                                              % Of           Profit          Profit        In Excess     & Estimated   Uncompleted
Job#    Job Description                    Completion        (Loss)          (Loss)       Of Billings     Earnings      Contracts

1928    NIST                                   13.19%     $   34,287      $  156,375        $      -     $  122,088        $    -
1929    Parc Somerset                          52.67%        158,021         141,263          16,758              -             -
1939    Newlands                               12.72%         15,270           3,898          11,372              -             -
1941    NIH, Bldg 35                           56.44%          2,822          (2,162)          4,984              -             -
1943    NIH, Bldg 37, Lab 2A01, 03, 05         97.95%          1,175             727             448              -             -
1944    NIH, Bldg 37, Stor freezer             10.17%            193            (946)          1,139              -             -
1945    NIH, Bldg 37, Lab 2B13                 20.46%          1,841          (5,074)          6,915              -             -
1946    EDS                                    19.75%          1,817           4,742               -          2,925             -
3688    Mt. Vernon High School                 93.72%              -        (183,033)        183,033              -             -
3704    Kent Street                            69.29%        762,223       1,672,519               -        910,296             -
3712    Tysons II, Bldg E                      65.84%         92,176         234,558               -        142,382             -
3714    DFAS                                   73.16%         36,582          90,884               -         54,302             -
3721    Cry Mall 3, Lobby                      51.98%          2,651           8,294               -          5,643             -
3726    Cry Mall 2, EPA                        93.77%          4,220           5,920               -          1,700             -
3727    EPA , Mall 2                           64.32%          2,766           9,113               -          6,347             -
3728    PTO/Cry Pk 1, 8th floor                90.88%          3,726           3,403             323              -             -
7290    Hamilton Square                        46.44%         37,616        (107,747)        145,363              -             -
7293    555 12th Street, NW                    97.13%        (35,000)        (13,333)              -         20,664         1,003
7296    Smithsonian - Discovery Center         53.70%         72,494         530,501               -        458,007             -
7313    Union Square                           57.66%        418,008       1,009,182               -        591,174             -
7322    1717 Mass Ave                          80.65%            565           1,177               -            612             -
7323    Orioles Retail Store                   97.04%          6,696            (231)          6,927              -             -
7324    Charlie McBride                        78.10%          1,250           4,483               -          3,233             -
7325    City First Bank of DC                   0.00%              -               -               -              -             -
7326    Eagle Legal Services                   65.31%          5,680         (25,471)         31,151              -             -
                                                          ----------      ----------        ---------    ----------     ---------

                                                          $1,627,079      $3,539,042        $408,413     $2,319,373        $1,003
                                                          ==========      ==========        ========     ==========     =========

                       SEE INDEPENDENT AUDITORS' REPORT

       [LETTERHEAD OF LANIGAN, RYAN, MALCOLM & DOYLE, P.C. APPEARS HERE]


                                                    Kevin M. Doyle, CPA
                                                    Francis J. Lanigan, Jr., CPA
                                                    David R. Malcolm, CPA
                                                    Ralph R. Polachek, Esq.
                                                    Wm. Kelly Ryan, CPA



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation by reference in all registration statements of American Residential Services, Inc. of our report dated November 13, 1998 included in American Residential Services, Inc.'s Form 8-K/A filed November 14, 1998 (to be amended by the enclosed financial statements), and to all references to our Firm included in such Registration Statements.


                                   LANIGAN, RYAN, MALCOLM & DOYLE, P.C.


                                   By: /s/ Wm. Kelly Ryan CPA
                                      ---------------------------------
                                        Wm. Kelly Ryan, CPA

February 4, 1999